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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 1999




                                EXXON CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



          New Jersey                       1-2256                13-5409005
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)




             5959 Las Colinas Boulevard
                    Irving, Texas                               75039-2298
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      (Address of Principal Executive Offices)                  (Zip Code)





                                 (972) 444-1000
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              (Registrant's telephone number, including area code)




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          (Former Name or Former Address, if Changed Since Last Report)

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     ITEM 5.     Other Events.

     The Registrant hereby incorporates by reference herein the information set forth in its Press Release dated May 6, 1999, a copy of which is attached hereto as Exhibit 99.

     ITEM 7(c).  Exhibits.

     Exhibit 99 Exxon Corporation Press Release dated May 6, 1999 announcing Exxon and Mobil expectation of antitrust reviews completion.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     EXXON CORPORATION


Dated: May 6, 1999                   By: /s/ Donald D. Humphreys
                                         -----------------------
                                          Name:  Donald D. Humphreys
                                          Title: Vice President, Controller and
                                                 Principal Accounting Officer



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                                INDEX TO EXHIBITS




Exhibit No.                                  Description
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Exhibit 99             Exxon Corporation Press Release dated May 6, 1999
                       announcing Exxon and Mobil expectation of antitrust reviews completion


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